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                              RSI RETIREMENT TRUST

                         SUPPLEMENT DATED JULY 14, 2000
                      TO PROSPECTUS DATED JANUARY 28, 2000

    Effective July 17, 2000, James P. Coughlin, President and Chief Investment Officer of Retirement System Investors Inc. will become portfolio manager of the Value Equity Fund, as a result of the resignation of the present portfolio manager, Chris R. Kaufman. Mr. Coughlin will also continue to serve as portfolio manager for the Core Equity Fund.

    As a result of the foregoing, the paragraph on page 22 of the Prospectus discussing the portfolio manager of the Value Equity Fund is restated to read as follows:

        VALUE EQUITY FUND: MR. JAMES P. COUGHLIN, President and Chief Investment Officer of RSI was portfolio manager of the Value Equity Fund during April 1995 and May 1995 when he was joined by Chris R. Kaufman as co-manager. Mr. Kaufman solely managed the fund from January 1997 until his resignation, effective July 17, 2000, at which time Mr. Coughlin again assumed portfolio management of the Value Equity Fund.
    Mr. Coughlin's background and experience are described above under CORE EQUITY FUND.